UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 8, 2004

                             PSS WORLD MEDICAL, INC.
             (Exact name of Registrant as specified in its charter)


                         Commission File Number: 0-23832


         Florida                                           59-2280364
         -------                                           ----------
          (State or other jurisdiction                   (IRS Employer
       of incorporation or organization)             Identification Number)

             4345 Southpoint Blvd.
             Jacksonville, Florida                                    32216
             ---------------------                                    -----
    (Address of principal executive offices)                        (Zip code)


         Registrant's telephone number                            (904) 332-3000

Item 5.             Other Events.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of PSS World Medical, Inc. (the "Company"), dated June 8, 2004, announcing that the Company's Board of Directors had authorized the repurchase of up to 5% of its outstanding common shares.

Item 7.           Financial Statements and Exhibits.

  (a)             Not Applicable.
  (b)             Not Applicable.
  (c)             Exhibits:

                  Exhibit
                  Number   Description
                  ------   ------------

                    99.1   Press Release dated June 8, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  June 9, 2004

                              PSS WORLD MEDICAL, INC.




                              By: /s/ David M. Bronson
                                  ----------------------
                                   Name:    David M. Bronson
                                   Title:   Executive Vice President and Chief
                                   Financial Officer

                                  EXHIBIT INDEX


99.1              Press Release dated June 8, 2004.